UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2003

SIMPLETECH, INC.
(Exact name of registrant as specified in charter)

California	000-31623	33-0399154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Daimler Street, Santa Ana, California		92705-5812
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (949) 476-1180

(Former name or former address, if changed since last report.)

ITEM 7.		Financial Statements and Exhibits.

	(a)	Not applicable.

	(b)	Not applicable.

	(c)	Exhibits.

The following exhibit is furnished as part of this report:

Exhibit Number	Description of Exhibit
99.1	Press Release of Registrant, dated July 29, 2003, reporting the Registrant’s financial results for the second quarter ended June 30, 2003 (furnished and not filed herewith solely pursuant to Item 12).

ITEM 12.                              Results of Operations and Financial Condition

On July 29, 2003, the Registrant reported its financial results for the second quarter ended June 30, 2003. A copy of the press release issued by the Registrant on July 29, 2003 concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.6 of Form 8-K, the information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless the Registrant specifically incorporates the foregoing information into those documents by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SimpleTech, Inc.

Date: July 29, 2003	By:	/s/ Dan Moses
Dan Moses
Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit
99.1	Press Release of Registrant, dated July 29, 2003, reporting the Registrant’s financial results for the second quarter ended June 30, 2003 (furnished and not filed herewith solely pursuant to Item 12).